                                                                    EXHIBIT 10.1


                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

                  This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 31, 2002 and entered into by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), CREDIT SUISSE FIRST BOSTON, as syndication agent for Lenders (in such capacity, "SYNDICATION AGENT") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent and collateral agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002 (the "FIRST AMENDMENT"), as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002 and as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002 (as so amended, and supplemented as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                  WHEREAS, in connection with the redemption of the Senior Convertible Notes, Borrowers and Lenders desire to amend the Credit Agreement to, upon completion of a Successful Retirement of Notes (as defined below), allow Borrowers to use (A) the proceeds from the Keptel Sale and (B) excess cash from operations to redeem the remaining Convertible Subordinated Notes;


                  WHEREAS, the Borrowers and Lenders desire to further amend the Credit Agreement to: (i) reduce the Revolving Loan Commitments to $143,000,000 by terminating the Revolving Loan Commitments of two of the Lenders; (ii) remove the reserve of $20,000,000 implemented against the Borrowing Base under the First Amendment in connection with the Cadant Acquisition; (iii) modify the availability of the Revolving Loan Commitments in connection with Eligible Inventory; (iv) amend the Cash Management System and (iv) make certain other amendments as set forth below;


                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

                           A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "ELIGIBLE INVENTORY AMOUNT" means the lesser of (x) 80% of the orderly liquidation value of each category of Eligible Inventory of Borrowers set forth i`n the Emerald Appraisal, in each case minus liquidation costs and (y) $60,000,000.


                  "FOURTH AMENDMENT" means the Fourth Amendment to this Agreement dated as of May 31, 2002.

                  "FOURTH AMENDMENT EFFECTIVE DATE" means the date the Fourth Amendment to this Agreement became effective in accordance with its terms.


                  "INVENTORY INCLUSION REQUIREMENTS" means as of any date, that
         (i) at least thirty (30) days prior to such date, Company has provided written notice to Administrative Agent, requesting the inclusion of the Eligible Inventory Amount in the Borrowing Base and (ii) an update to the Emerald Appraisal prepared by Emerald Technology Valuations, LLC or such other independent third party consultant selected by Administrative Agent and approved by Requisite Lenders and in form and substance satisfactory to Administrative Agent, was completed and delivered to Administrative Agent no more than ninety (90) days prior to such date.


                  "REPAID LENDERS" has the meaning assigned to that term in subsection 2.4A(iii)(a).


                  "SUCCESSFUL RETIREMENT OF NOTES" shall mean the retirement or cancellation of Convertible Subordinated Notes in the aggregate principal amount of $69,000,000 which have been retired or cancelled by
         (a) the exchange therefor for or the conversion thereof into Holdings Common Stock in accordance with the terms of subsection 7.5 hereof, (b) the refinancing thereof in accordance with the terms of subsection 7.1(ix) hereof or (c) any combination thereof.


                           B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Borrowing Base", "Emerald Appraisal" and "Revolving Commitment Termination Date" therefrom in their entirety and substituting the following therefore:

                  "BORROWING BASE" means, as of any date of determination, the amount by which: (a) the sum of (i) eighty five percent (85%) of the Net Amount of Eligible Accounts, (ii) the lesser of (x) eighty five percent (85%) of the Net Amount of Eligible Foreign Accounts and (y) $5,000,000, (iii) the lesser of (x) eighty five (85%) of the Net Amount of Eligible Canadian Accounts and (y) $3,000,000 and (iv) if as of such date the

         Inventory Inclusion Requirements have been satisfied, the Eligible Inventory Amount exceeds (b) the sum of (i) such reserves (which may reflect forward-looking industry information provided by independent third parties) as Administrative Agent may from time to time require in its reasonable discretion plus (ii) $10,000,000.

                  "EMERALD APPRAISAL" means the net orderly liquidation analysis of the inventory of the Borrowers and their respective Subsidiaries conducted by Emerald Technology Valuations, LLC and delivered to Agents prior to the Closing Date, in form and substance reasonably satisfactory to Agents, as such appraisal may be updated by Emerald Technology Valuations, LLC or such other independent third party consultant selected by Administrative Agent and approved by Requisite Lenders from time to time in accordance with subsection 6.12.


                  "REVOLVING LOAN COMMITMENT TERMINATION DATE" means August 3, 2004; provided, however, that if a Successful Retirement of Notes has not occurred prior to March 31, 2003, the Revolving Loan Commitment Termination Date shall be March 31, 2003.

                  1.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                           A. Subsection 2.4A(iii)(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of such subsection and substituting therefore the following:

         "; provided, further, that notwithstanding anything in this clause (a) to the contrary, on the Fourth Amendment Effective Date, the Revolving Loan Commitment of IBM Credit Corporation and Credit Suisse First Boston (the "REPAID LENDERS") shall be reduced to zero in accordance with the terms of the Fourth Amendment and no further reduction to the Revolving Loan Commitment of any other Lender shall occur as a result of the Keptel Sale."

                  1.3      AMENDMENTS TO SECTION 6: AFFIRMATIVE COVENANTS

                           A. Subsection 6.12 is hereby amended by deleting clause (i) of such subsection in its entirety and substituting therefore the following:

                  "(i)     If an Event of Default or Potential Event of Default
         has occurred and is continuing, Holdings shall and shall cause its Subsidiaries to fully cooperate in the preparation of updates to the Emerald Appraisal as often as the Administrative Agent shall request in its discretion."

                  1.4      AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE
                           COVENANTS

                           A. Subsection 7.5 of the Credit Agreement is hereby amended by deleting the period at the end of clause (x) and substituting therefore "; and", and adding the following clause (xi)to the end thereof:

                  "(xi)    So long as (i) a Successful Retirement of Notes has
         occurred, (ii) no Event of Default has occurred and is continuing,
         (iii) no blockage notice has been delivered in accordance with the terms of the Convertible Subordinated Note Indenture and (iv) no Loans are outstanding, Company may use the Net Asset Sale Proceeds from the Keptel Sale (to the extent such Net Asset Sale Proceeds are not required to repay Outstanding Revolving Loans of the Repaid Lenders in accordance with subsection 2.4A(iii)(a)) and cash from the operations of Holdings and its Subsidiaries to redeem the Convertible Subordinated Notes in accordance with the terms of the Convertible Subordinated Notes and the Convertible Subordinated Note Indenture."

                           B. Subsection 7.6 of the Credit Agreement is hereby amended by deleting subsection 7.6E in its entirety.

                  1.5      AMENDMENT TO SCHEDULE 6.10: CASH MANAGEMENT SYSTEM

                           A. The section under the heading "Amounts held in Deposit Accounts or Otherwise:" contained in Schedule 6.10 to the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (viii) thereof, (ii) by deleting the "." at the end of subsection (ix) thereof and substituting therefore a ";" and (iii) adding the following subsection (xi) at the end thereof:

                           "(xi) amounts maintained on deposit in (A) any
                  securities account established to hold Cash Equivalents (each a "SECURITIES ACCOUNT") in accordance with the terms of the Credit Agreement and approved by Administrative Agent and (B) any other restricted deposit accounts established to hold proceeds of any Securities Account (each a "RESTRICTED DEPOSIT ACCOUNT") in accordance with the terms of the Credit Agreement and approved by Administrative Agent; provided, however, that Holdings and each Borrower shall have caused the Loan Party with such Securities Account or Restricted Deposit Account to have duly authorized, executed and delivered a Blocked Account Agreement (as hereinafter defined) in form and substance satisfactory to the Administrative Agent."

                           B. The section entitled "Deposits into Master Disbursement Accounts, Disbursement Accounts, Petty Cash Accounts and Miscellaneous Accounts" contained in Schedule 6.10 is hereby amended by deleting such section in its entirety and substituting therefore the following:

                  "Deposits into Master Disbursement Accounts, Disbursement Accounts, Petty Cash Accounts, Miscellaneous Accounts, Securities Accounts and Restricted Deposit Accounts:

                  Holdings, Borrowers and their Subsidiaries shall not make any deposits, and shall not instruct their customers to make deposits, into the (i) Master Disbursement Accounts other than
                  (x) proceeds of Loans and (y) amounts transferred from the Collateral Account, (ii) the Disbursement Accounts, Petty Cash Accounts, Miscellaneous Accounts and Securities Accounts other than amounts transferred from the Master Disbursement Accounts and (iii) the Restricted Deposit Accounts other than amounts transferred from a Securities Account."

                  SECTION 2. REPAYMENT OF LOANS AND TERMINATION OF COMMITMENTS OF IBM CREDIT CORPORATION AND CREDIT SUISSE FIRST BOSTON.

                  The Borrowers and Lenders acknowledge and agree that on the Fourth Amendment Effective Date: (i) the Borrowers shall repay any outstanding Revolving Loans of IBM Credit Corporation and Credit Suisse First Boston and
(ii) so long as any payment required by the foregoing clause (i) has been received, (w) the Revolving Loan Commitment of each of IBM Credit Corporation and Credit Suisse First Boston shall terminate, (x) each of IBM Credit Corporation and Credit Suisse First Boston shall relinquish its rights (other than any rights which survive the termination of the Credit Agreement under subsection 10.10B of the Credit Agreement) under the Credit Agreement, (y) Credit Suisse First Boston shall resign as Syndication Agent and The CIT Group/Business Credit, Inc. shall be appointed successor Syndication Agent and
(z) each of IBM Credit Corporation and Credit Suisse First Boston shall be released from its obligations under the Credit Agreement and shall cease to be a party thereto.

                  As of the date hereof, the amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 1 annexed hereto.

                  SECTION 3. REMOVAL OF RESERVE ON BORROWING BASE RELATED TO CADANT ACQUISITION

                  Lenders hereby acknowledge and agree that Administrative Agent may remove the reserve of $20,000,000 placed against the Borrowing Base in connection with the Cadant Acquisition in accordance with the terms of the First Amendment.

                  SECTION 4.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:


                           A. CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and this Amendment (the "AMENDED AGREEMENT").

                           B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

                           C. NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries,
         (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

                           D. GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                           E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and is the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                           F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in
         Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                           G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                  SECTION 5.        ACKNOWLEDGEMENT AND CONSENT

                  Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  Holdings and each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.


                  SECTION 6.        MISCELLANEOUS

                           A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                           B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                           C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                           D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                           E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) receipt by Administrative Agent of an amendment fee equal to $218,750, to be distributed among each Lender that has executed and delivered a counterpart of this Amendment (other than Credit Suisse First Boston and IBM Credit Corporation), in proportion to the amount of each such Lender's Revolving Loan Exposure to the aggregate amount of the Revolving Loan Exposure of all such Lenders, in each case after giving effect to Section 2 of this Amendment and (ii) the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and each Lender and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


HOLDINGS:                        ARRIS GROUP, INC.


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name:   Lawrence A. Margolis
                                      Title:  Vice President, Chief Financial
                                              Officer & Secretary


COMPANY:                         ARRIS INTERNATIONAL, INC.


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name:  Lawrence A. Margolis
                                      Title: Executive Vice President, Chief
                                             Financial Officer & Secretary


ARRIS:                           ARRIS INTERACTIVE L.L.C.


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name:  Lawrence A. Margolis
                                      Title: Executive Vice President


SUBSIDIARIES OF COMPANY:         ANTEC ASSET MANAGEMENT COMPANY


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name:  Lawrence A. Margolis
                                      Title: President


                                 ANTEC LICENSING COMPANY


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name: Lawrence A. Margolis
                                      Title:  President

                                 TEXSCAN CORPORATION


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name: Lawrence A. Margolis
                                      Title: Chairman of the Board


                                 ELECTRONIC CONNECTOR CORPORATION OF ILLINOIS


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name: Lawrence A. Margolis
                                      Title: Vice President


                                 POWER GUARD, INC.


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name: Lawrence A. Margolis
                                      Title: Vice President


                                 ELECTRONIC SYSTEM PRODUCTS INC.


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name:  Lawrence A. Margolis
                                      Title: Vice President


                                 KEPTEL, INC.


                                 By:  /s/ Lawrence A. Margolis
                                      -------------------------------------
                                      Name:  Lawrence A. Margolis
                                      Title: Vice President

SUBSIDIARY GUARANTORS,
for purposes of Section 3 only,      TEXSCAN DE MEXICO, S.A. DE C.V.


                                     By:  /s/ Lawrence A. Margolis
                                          -------------------------------------
                                          Name:  Lawrence A. Margolis
                                          Title: Chairman


                                     KEPTEL DE MEXICO S.A. DE C.V.


                                     By:  /s/ Lawrence A. Margolis
                                          -------------------------------------
                                          Name:  Lawrence A. Margolis
                                          Title: Chairman


                                     ANTEC INTERNATIONAL CORPORATION


                                     By:  /s/ Lawrence A. Margolis
                                          -------------------------------------
                                          Name:  Lawrence A. Margolis
                                          Title: Director

LENDERS: THE CIT GROUP/BUSINESS CREDIT, INC., individually and as Administrative Agent and Collateral Agent


                                     By:      /s/ John F. Bohan
                                         ---------------------------------------
                                         Name:  John F. Bohan
                                         Title: Vice President

                                     CREDIT SUISSE FIRST BOSTON,
                                     individually and as Syndication Agent


                                     By:      /s/ Jay Chall
                                         ---------------------------------------
                                          Name:  Jay Chall
                                          Title: Director

                                     By:      /s/ James P. Morgan
                                         ---------------------------------------
                                          Name:  James P. Morgan
                                          Title: Director

                                     AMERICAN NATIONAL BANK AND
                                     TRUST COMPANY OF CHICAGO


                                     By:      /s/ Clare J. D'Cruz
                                         ---------------------------------------
                                          Name:  Clare J. D'Cruz
                                          Title: Vice President

                                     COMERICA BANK


                                     By:      /s/ Guy Camerlengo
                                         ---------------------------------------
                                          Name:  Guy Camerlengo
                                          Title: Assistant Vice President

                                     CONGRESS FINANCIAL CORPORATION (SOUTHERN)


                                     By:      /s/ Morris P. Holloway
                                         ---------------------------------------
                                          Name:  Morris P. Holloway
                                          Title: Senior Vice President

                                     FLEET CAPITAL CORPORATION


                                     By:      /s/ Douglas Strange
                                         ---------------------------------------
                                          Name:  Douglas Strange
                                          Title: Vice President

                                     GMAC COMMERCIAL CREDIT LLC


                                     By:      /s/ Joseph A. Klapkowski
                                         ---------------------------------------
                                          Name: Joseph A. Klapkowski
                                          Title:

                                     IBM CREDIT CORPORATION


                                     By:        /s/ Thomas S. Curcio
                                         ---------------------------------------
                                          Name:  Thomas S. Curcio
                                          Title: Manger of Credit

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:      /s/ Eric Huff
                                         ---------------------------------------
                                          Name:  Eric Huff
                                          Title: Assistant Vice President


                                     By:
                                         ---------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE 1





LENDER                                            COMMITMENT              PRO RATA SHARE
------                                        ------------------          --------------
The CIT Group/Business  Credit, Inc.          $    22,500,000.00           15.7342657343%

American National Bank and Trust
Company of Chicago                            $    22,500,000.00           15.7342657343%
Comerica Bank                                 $    10,000,000.00            6.9930069930%

Congress Financial Corporation
(Southern)                                    $    25,000,000.00           17.4825174825%
Fleet Capital Corporation                     $    22,500,000.00           15.7342657343%
GMAC Commercial Credit LLC                    $    22,500,000.00           15.7342657343%
PNC, National Association                     $    18,000,000.00           12.5874125874%
                                              ==================           ==============
                                              $   143,000,000.00                     100%


                                      S-1